Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and are indicated by words or phrases such as “anticipate, “estimate,” “expect,” “project,” “plan,” “we believe,” “will,” “would,” “guidance,” and similar words or phrases, and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward-looking statements.   Detailed information concerning those risks and uncertainties are readily available in the Company’s filings with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Where indicated, certain financial information herein has been presented on a non-GAAP basis. This basis adjusts for non-recurring items that management believes are not indicative of the Company’s underlying operating performance. These measures may not be directly comparable to similar measures used by other companies and should not be considered a substitute for performance measures in accordance with GAAP such as operating income and net income. Additionally, a reconciliation of the projected non-GAAP EPS, which are forward-looking non-GAAP financial measures, to the most directly comparable GAAP financial measures, is not provided because the Company is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. These GAAP measures may include the impact of such items as restructuring charges, acquisition and integration related expenses, asset impairments and the tax effect of all such items. As previously stated, the Company has historically excluded these items from non-GAAP financial measures. The Company currently expects to continue to exclude these items in future disclosures of non-GAAP financial measures and may also exclude other items that may arise (collectively, “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments, such as actions under the Company's Change for Growth program, or acquisition and integration expenses, are inherently unpredictable as to if or when they may occur. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Reference should be made to the Company’s earnings releases filed on Form 8-K for the nature of such adjustments and for a reconciliation of such non-GAAP measures to the Company’s financial results prepared in accordance with GAAP.

Company Overview

Largest specialty apparel retailer focused exclusively on women and girls TTM Net Sales ($ billions)

Well-diversified brand portfolio…

…with balanced revenue contribution

Continued growth in digital channel… y-o-y direct transaction growth Note: FY17 Q3 excludes Plus segment startup period on new ecom platform

Ann Taylor LOFT maurices dressbarn Lane Bryant Catherines Justice Oracle ATG web platform ✓ ✓ ✓ ✓ ✓ ✓ ✓ Adaptive / Responsive Mobile Website ✓ ✓ ✓ ✓ ✓ ✓ ✓ Ship from Store ✓ ✓ ✓ ✓ ✓ ✓ ✓ Order in Store ✓ ✓ ✓ ✓ ✓ ✓ ✓ Buy online, pick-up in store (BOPIS) ✓ ✓ Under consideration at remaining brands Ship to Store ✓ ✓ ✓ ✓ ✓ ✓ Find in Store ✓ ✓ ✓ ✓ ✓ ✓ ✓ Multi-tender loyalty Late 2018 Late 2018 ✓ 2019 Late 2018 Late 2018 ✓ …supported by integrated omni-channel platform capability

Diversified brick and mortar revenue base across multiple real estate formats and landlord base Real Estate Format Landlord Base (% of total fleet)

Transformation – our path forward

Path to success Leverage executive team strengths through new operating model Deliver strong, consistent merchandising execution Create agility in real estate portfolio Drive digital fluency and enhanced capabilities Leverage brands and operating platform Attack structural cost Maintain strong liquidity position and maximize balance sheet flexibility

We have transitioned to an operating model that drives focus and accountability CEO President Premium President maurices President dressbarn President Lane Bryant President Catherines President Justice COO CEO President / CEO ascena Brands President / COO brand services Product & Customer Responsibility Service Delivery Platform Responsibility Prior model Current model

Path to success Leverage executive team strengths through new operating model Deliver strong, consistent merchandising execution Create agility in real estate portfolio Drive digital fluency and enhanced capabilities Leverage brands and operating platform Attack structural cost Maintain strong liquidity position and maximize balance sheet flexibility

Customer-centricity is key to delivering consistent product and merchandising execution Customer Insights ‘Center of Excellence’; common methodology and shared best practices to develop brand / product strategy Brand-specific customer panels to inform product assortment and pricing opportunities Unique, brand-appropriate product assortment; balance fashion newness, updated essentials, and key category distortions Shorter product lifecycle, amplified by introduction of new speed models Seamless omni-channel experience; enhanced product and storytelling

Path to success Leverage executive team strengths through new operating model Deliver strong, consistent merchandising execution Create agility in real estate portfolio Drive digital fluency and enhanced capabilities Leverage brands and operating platform Attack structural cost Maintain strong liquidity position and maximize balance sheet flexibility

Roughly two-thirds of fleet leases expire or have actionable kick-outs before July 2020 95% of fleet is cash flow positive Next Lease Action Date (% of fleet) Q1 FY18 TTM Comp 4-Wall EBITDA (% of fleet) Median life 1.8 years ($000)

Path to success Leverage executive team strengths through new operating model Deliver strong, consistent merchandising execution Create agility in real estate portfolio Drive digital fluency and enhanced capabilities Leverage brands and operating platform Attack structural cost Maintain strong liquidity position and maximize balance sheet flexibility

Investing over $40M in FY18 to enhance analytic capabilities; expected ROI of 3x – 4x ascena
RETAIL GROUP INC.

- **Merchandising systems**
  - Markdown / size pack optimization
  - Advanced demand planning
  - Enhanced allocation
- **Marketing**
  - Enable personalization for our **27 million active customers**
  - Develop and enhance our loyalty and private label credit programs
- **Advanced analytics**
  - AI / machine learning for decision support



Amp
Internal Sources
maurices
dressbarn
Lane Bryant
Catherines
Ann Taylor
LOFT
Justice
External Sources
Weather
Partners
Social
IoT
Raw Data
User Layer
Data Marts
Campaign
Reporting
Analytics
APT
Profitect
Etc.

IBM Watson

18

Path to success Leverage executive team strengths through new operating model Deliver strong, consistent merchandising execution Create agility in real estate portfolio Drive digital fluency and enhanced capabilities across all decision support functions Leverage brands and operating platform Attack structural cost Maintain strong liquidity position and maximize balance sheet flexibility

We are exploring four new sources of growth, leveraging historical investments Domestic Points of Distribution Cacique Expansion International Third Party Services Transformative Growth Opportunities

Path to success Leverage executive team strengths through new operating model Deliver strong, consistent merchandising execution Create agility in real estate portfolio Drive digital fluency and enhanced capabilities across all decision support functions Leverage brands and operating platform Attack structural cost Maintain strong liquidity position and maximize balance sheet flexibility

We are on track to take out $300M of structural cost by July 2019…

…and we expect platform savings will result in meaningful profit flow-through with improved merchandising execution Fiscal 2017 EBITDA Bridge ($ millions)

($ millions) Roadmap in place to significant savings through FY19, and we are developing incremental opportunities

Path to success Leverage executive team strengths through new operating model Deliver strong, consistent merchandising execution Create agility in real estate portfolio Drive digital fluency and enhanced capabilities across all decision support functions Leverage brands and operating platform Attack structural cost Maintain strong liquidity position and maximize balance sheet flexibility

While we are comfortable with our capital structure, we remain committed to de-leveraging our balance sheet Ending Q1 fiscal 2018 liquidity of $844 million Manageable debt levels Net debt to TTM EBITDA of 2.5x Strong interest coverage of 5.8x Covenant light term loan, with maturity in August 2022; remaining balance of $1,574 million, with amortization prepaid through August 2018 Significant repatriation opportunity

Capital expenditures approaching steady-state levels, with ongoing investment focused in key growth areas FY18 Guidance $190M - $220M ($ millions) Supply Chain Corp. Facilities Technology Stores

In closing Transforming the company to be a lean, aggressive competitor Well-positioned for significant profit flow-through on merchandising execution improvements Investing in advanced technology and capabilities required to compete and win in an evolving marketplace Strong liquidity position and improving balance sheet New business opportunities